                                                                   EXHIBIT 10.28

                   FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT

                                  RENAISSANCERE


         THIS FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of November 14, 2003 (this "Amendment"), is made among RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, DAVINCI REINSURANCE LTD., a Bermuda company, and TIMICUAN REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party"), RENAISSANCERE HOLDINGS LTD., a Bermuda company ("RenRe"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank, Administrative Agent and Collateral Agent for the Lenders.

                                    RECITALS

         A. The Account Parties, RenRe, the Lenders, Wachovia and certain Co-Documentation Agents have entered into a Reimbursement Agreement dated as of December 20, 2002 (the "Reimbursement Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         B. The Account Parties have requested, pursuant to Section 2.19 of the Reimbursement Agreement, that the Expiration Date be extended from November 15, 2003 to March 31, 2004.

         C. The Lenders and Wachovia have agreed to amend the Reimbursement Agreement as requested by the Account Parties and to effect such agreement the parties have entered into this Amendment.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe, the Lenders and Wachovia (in its various capacities) hereby agree as follows:

                                    ARTICLE 1

                                    AMENDMENT

      1.1 AMENDMENT TO SECTION 1.1 (DEFINITION OF EXPIRATION DATE). Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of "Expiration Date" in its entirety and replacing it as follows:

          "Expiration Date" shall mean March 31, 2004, as such date may be extended pursuant to SECTION 2.19.

      1.2 AMENDMENT TO SCHEDULES. SCHEDULES 4.01(A), 4.01(B), 4.04, 4.05, 4.06(D), 4.14 AND 4.15 of the Reimbursement Agreement are hereby amended by deleting those SCHEDULES in their entirety and replacing them with the attached SCHEDULES 4.01(A), 4.01(B), 4.04, 4.05, 4.06(D), 4.14 AND 4.15.


                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

      To induce the Lenders and Wachovia to enter into this Amendment and to induce the Lenders to extend the credit contemplated hereby, RenRe and each Account Party individually and severally represents and warrants that:

      2.1 COMPLIANCE WITH REIMBURSEMENT AGREEMENT. Each such party is in compliance with all terms and provisions set forth in the Reimbursement Agreement to be observed or performed by them. No Substitution Event, Suspension Event, Default, or Event of Default has occurred and is continuing.

      2.2 REPRESENTATIONS IN REIMBURSEMENT AGREEMENT. The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the Amendment.

      2.3 OTHER CREDIT DOCUMENTS. Each such party, to the extent it is a party to any of the other Credit Documents, is in compliance with all terms and provisions set forth therein to be observed or performed by it. Nothing herein will affect the validity or enforceability of the other Credit Documents and all Obligations secured or guaranteed under such other Credit Documents shall remain so secured or guaranteed.


                                    ARTICLE 3

                                     GENERAL


      3.1 CONDITIONS PRECEDENT. This Amendment shall be effective as of the date first written above upon receipt by the Administrative Agent of (i) duly executed counterparts of this

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Amendment signed by each Account Party, RenRe, Wachovia (in its various capacities) and each Lender and (ii) an acknowledgement of continuing obligations under the Credit Documents to which it is a party, executed by each of RIHL and RUM.

      3.2 EFFECT OF AMENDMENT. From and after the effective date hereof, all references to the Reimbursement Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Reimbursement Agreement as amended or modified hereby and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Reimbursement Agreement except as expressly set forth herein. Except as expressly amended hereby, the Reimbursement Agreement and the other Credit Documents shall remain in full force and effect in accordance with their terms.

      3.3 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

      3.4 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      3.5 EXPENSES. The Account Parties and RenRe agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

      3.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.




                      [Signatures begin on following page.]

      IN WITNESS WHEREOF, the Account Parties, RenRe, the Lenders, and Wachovia have executed this Amendment as of the date first written.

                                           RENAISSANCE REINSURANCE LTD.


                                           By: /s/ John M. Lummis
                                              ----------------------------------
                                           Name: John M. Lummis
                                                 -------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------



                                           RENAISSANCE REINSURANCE OF EUROPE


                                           By: /s/ John M. Lummis
                                              ----------------------------------
                                           Name: John M. Lummis
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------



                                           GLENCOE INSURANCE LTD.

                                           By: /s/ John M. Lummis
                                              ----------------------------------
                                           Name: John M. Lummis
                                                 -------------------------------
                                           Title: Chief Financial Officer
                                                  ------------------------------






                             (signatures continued)

                                           DAVINCI REINSURANCE LTD.


                                           By: /s/ Todd R. Fonner
                                               ---------------------------------
                                           Name: Todd R. Fonner
                                                 -------------------------------
                                           Title: Vice President, Treasurer
                                                  ------------------------------



                                           TIMICUAN REINSURANCE LTD.

                                           By: /s/ Todd R. Fonner
                                               ---------------------------------
                                           Name: Todd R. Fonner
                                                 -------------------------------
                                           Title: Vice President, Treasurer
                                                  ------------------------------


                                           RENAISSANCERE HOLDINGS, LTD.

                                           By: /s/ Todd R. Fonner
                                               ---------------------------------
                                           Name: Todd R. Fonner
                                                 -------------------------------
                                           Title: Vice President, Treasurer
                                                  ------------------------------



                                           Address for each Credit Party:
                                           Renaissance House
                                           8-12 East Broadway
                                           Pembroke HM 19 Bermuda
                                           Telecopy: (441) 292-9453


                             (signatures continued)

                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Administrative Agent, as
                                           Collateral Agent, as Issuing Bank and
                                           as a Lender



                                           By: /s/ Laura Kubovcik
                                               ---------------------------------
                                           Name: Laura Kubovcik
                                                 -------------------------------
                                           Title: Associate
                                                  ------------------------------


                                           NATIONAL AUSTRALIA BANK, LIMITED, ABN
                                           12 004 044 937, as Co-Documentation
                                           Agent and as a Lender

                                           By: /s/ Laurence M. Karp
                                               ---------------------------------
                                           Name: Laurence M. Karp
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------


                                           ING BANK, N.V., London Branch, as
                                           Co-Documentation Agent and as a
                                           Lender

                                           By: /s/ Mike Sharman
                                               ---------------------------------
                                           Name: Mike Sharman
                                                 -------------------------------
                                           Title: Managing Director
                                                  ------------------------------


                                           By: /s/ Nick Marchant
                                               ---------------------------------
                                           Name: Nick Marchant
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------

                                           BARCLAYS BANK PLC, as
                                           Co-Documentation Agent and as a
                                           Lender

                                           By: /s/ C. M. J. Lee
                                               ---------------------------------
                                           Name: C. M. J. Lee
                                                 -------------------------------
                                           Title: Manager
                                                  ------------------------------


                                           LLOYDS TSB BANK PLC, as Managing
                                           Agent and as a Lender


                                           By: /s/ Matthew S. R. Tuck
                                               ---------------------------------
                                           Name: Matthew S. R. Tuck
                                                 -------------------------------
                                           Title: Assistant Vice President,
                                                  ------------------------------
                                                  Financial Institutions
                                                  ------------------------------


                                           By: /s/ Candice Beato
                                               ---------------------------------
                                           Name: Candice Beato
                                                 -------------------------------
                                           Title: Assistant Vice President,
                                                  ------------------------------
                                                  Financial Institutions
                                                  ------------------------------


                                           FLEET NATIONAL BANK, as a Lender

                                           By: /s/ George Urban
                                               ---------------------------------
                                           Name: George Urban
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------



                                           MELLON BANK, N.A. as a Lender

                                           By: /s/ Carrie Burnham
                                               ---------------------------------
                                           Name: Carrie Burnham
                                                 -------------------------------
                                           Title: Assistant Vice President
                                                  ------------------------------

                                    SCHEDULES

                                  See Attached.

                    ACKNOWLEDGEMENT OF CONTINUING OBLIGATIONS

          To: Wachovia Bank, National Association, as Administrative Agent

          Please refer to (1) the Reimbursement Agreement, dated as of December 20, 2002 (the "Reimbursement Agreement"), between and among RENAISSANCE REINSURANCE LTD., RENAISSANCE REINSURANCE OF EUROPE, GLENCOE INSURANCE LTD., DAVINCI REINSURANCE LTD. and TIMICUAN REINSURANCE LTD., as the Account Parties, RENAISSANCERE HOLDINGS LTD., the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof, WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank, Administrative Agent and Collateral Agent for the Lenders, and certain other named agents and (2) the First Amendment to Reimbursement Agreement, dated November 14, 2003 (the "Amendment") between and among the foregoing parties, and
(3) the RenRe Agreement, the RIHL Agreement, the RIHL Control Agreement, the RIHL Custodial Agreement, the RIHL Pledge Agreement, the RIHL Guaranty and each of the other Credit Documents (as each such term is defined in the Reimbursement Agreement.

          Pursuant to the Amendment, the Reimbursement Agreement has been amended to extend the Expiration Date from November 15, 2003 to March 31, 2004.

          Each of the undersigned, with respect to RenRe Agreement, the RIHL Agreement, the RIHL Control Agreement, the RIHL Custodial Agreement, the RIHL Pledge Agreement, the RIHL Guaranty and any other of the Credit Documents to which it is a party, hereby (i) acknowledges and reaffirms all of its obligations and undertakings under such Credit Documents, and (ii) acknowledges and agrees that subsequent to, and taking into account the terms and conditions of the Amendment, such Credit Documents are and shall remain in full force and effect in accordance with the terms thereof

          Dated: November 14, 2003.


                                          RENAISSANCE INVESTMENT HOLDINGS LTD.


                                          By: /s/ Todd R. Fonner
                                              --------------------------------
                                          Name: Todd R. Fonner
                                                ------------------------------
                                          Title: Vice President, Treasurer
                                                 -----------------------------

                                          RENAISSANCE UNDERWRITING MANAGERS LTD.


                                          By: /s/ Todd R. Fonner
                                              --------------------------------
                                          Name: Todd R. Fonner
                                                ------------------------------
                                          Title: Vice President, Treasurer
                                                 -----------------------------